UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4994

Smith Barney Massachusetts Municipals Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

NOVEMBER 30, 2005

Smith Barney

Massachusetts Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY  LOSE VALUE

Smith Barney Massachusetts Municipals Fund

Annual Report  •  November 30, 2005

What’s

Inside

Fund Objective

The Fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in both the fourth quarter of 2004 and the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. Third quarter GDP growth was 4.1%. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates four times from June 2004 through November 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.49% on November 30, 2005, versus 3.91% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Smith Barney Massachusetts Municipals Fund         1

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2          Smith Barney Massachusetts Municipals Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 23, 2005

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Smith Barney Massachusetts Municipals Fund         3

Manager Overview

PETER M. COFFEY

Vice President and Investment Officer

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite numerous obstacles, including record high oil prices and geopolitical issues, the U.S. economy continued to grow at a solid pace throughout the period, with gross domestic product (“GDP”)i growth surpassing 3.0% in each quarter covered by this report. Given the strength of the economy and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise short-term interest rates throughout the reporting period. While there were discussions that the Fed may pause in its tightening cycle following Hurricanes Katrina and Rita, it continued to raise rates.

Turning to the municipal bond market, new bond issuance continued to be very strong during the reporting period. In 2004, $358 billion in new municipal securities was issued, the third largest amount during a calendar year. This trend has continued thus far in 2005, as a record for first half year new issuance was established, with $206 billion in new municipal debt. Overall, new supply was met with solid demand, especially by institutions and property and casualty insurers.

During the fiscal year, the shorter end of the municipal bond yield curve generated the weakest results, while longer-term securities outperformed. Over the same period, lower quality municipals outperformed their higher quality counterparts.

At the end of the reporting period, credit quality spreads (the difference in yield between high-, medium- and low-grade credits) were very narrow by historical standards. In this environment, purchasers of high yield securities are being paid comparatively little incremental yield for assuming interest rate or credit risk.

Performance Review

For the 12 months ended November 30, 2005, Class A shares of the Smith Barney Massachusetts Municipals Fund, excluding sales charges, returned 2.58%. These shares underperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,iii which returned 3.88% for the same period. The Lipper Massachusetts Municipal Debt Funds Category Average1 increased 3.19% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 53 funds in the Fund’s Lipper category, and excluding sales charges.

4          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Performance Snapshot as of November 30, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Massachusetts Municipals Fund — Class A Shares	1.66%	2.58%

Lehman Brothers Municipal Bond Index	0.36%	3.88%

Lipper Massachusetts Municipal Debt Funds Category Average	– 0.09%	3.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yields for Class A shares, Class B shares and Class C shares were 4.46%, 4.01% and 4.07%, respectively. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower and the 30-Day SEC Yields for Class A shares, Class B shares and Class C shares would have been 4.34%, 3.87% and 3.93%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.37% and Class C shares returned 1.36% over the six months ended November 30, 2005. Excluding sales charges, Class B shares returned 2.00% and Class C shares returned 1.97% over the twelve months ended November 30, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 53 funds for the 6-month period and among the 53 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. During the fiscal year, the Fund’s upper-medium and medium grade securities (rated A/BBB) enhanced results, particularly those holdings in the hospital sector. In addition, select non-rated holdings in the Fund’s portfolio contributed to performance. This was, in part, due to narrowing credit quality spreads.

What were the leading detractors from performance?

A. The Fund’s holdings with shorter-term maturities and its premium callable bonds with short effective maturities underperformed during the reporting period. This was the result of sharply rising short-term interest rates, while long-term rates were relatively stable over the period.

On balance, our hedging strategies detracted from performance. Our short positioning strategy in long-term Treasury futures contracts enhanced results when longer-term rates rose, particularly toward the end of the period. However, while this strategy reduced the portfolio’s volatility, overall it was detrimental as long-term yields declined over much of the fiscal year, even though the Fed continued to raise short-term rates. We believe our hedging strategy was prudent given expectations for higher interest rates.

2005 Annual Report Smith Barney Massachusetts Municipals Fund          5

Q.	Were there any significant changes to the Fund during the reporting period?

A. Over the fiscal year there were no significant changes to the Fund.

Thank you for your investment in the Smith Barney Massachusetts Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey

Vice President and Investment Officer

December 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Massachusetts State, 5.250% due 10/1/20 (4.5%), Massachusetts State Health & Educational Facilities Authority Revenue, 5.250% due 10/1/31 (4.1%), Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (4.0%), Massachusetts State Health & Educational Facilities Authority Revenue, 6.750% due 7/1/16 (3.4%), Massachusetts State Water Pollution Abatement Trust, 5.250% due 8/1/28 (3.3%), Massachusetts State Port Authority Revenue, 5.000% due 7/1/25 (3.2%), Massachusetts State, 5.375% due 8/1/22 (3.2%), Boston, MA, Water & Sewer Commission Revenue, 10.875% due 7/1/13 (3.0%), Massachusetts State, 9.747% due 11/1/15 — (2.7%) and Massachusetts State Health & Educational Facilities Authority Revenue, 6.750% due 7/1/30 (2.6%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2005 were: Pre-Refunded (24.1%), Hospitals (17.1%), Education (16.9%), Escrowed to Maturity (7.0%) and Life Care Systems (5.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified Fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

6          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Fund at a Glance (unaudited)

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2005 and held for the six months ended November 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.66%	$1,000.00	$1,016.60	0.80%	$4.04

Class B	1.37	1,000.00	1,013.70	1.43	7.22

Class C	1.36	1,000.00	1,013.60	1.44	7.27

(1)	For the six months ended November 30, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.06	0.80%	$4.05

Class B	5.00	1,000.00	1,017.90	1.43	7.23

Class C	5.00	1,000.00	1,017.85	1.44	7.28

(1)	For the six months ended November 30, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         9

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 11/30/05	2.58%	2.00%	1.97%

Five Years Ended 11/30/05	5.54	4.95	4.93

Ten Years Ended 11/30/05	5.13	4.57	4.53

Inception* through 11/30/05	6.70	5.09	5.87

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 11/30/05	(1.54)%	(2.41)%	0.99%

Five Years Ended 11/30/05	4.69	4.79	4.93

Ten Years Ended 11/30/05	4.70	4.57	4.53

Inception* through 11/30/05	6.45	5.09	5.87

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (11/30/95 through 11/30/05)	64.93%

Class B (11/30/95 through 11/30/05)	56.35

Class C (11/30/95 through 11/30/05)	55.81

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and C shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.

10          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Massachusetts Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper Massachusetts Municipal Debt Funds Category Average† (November 1995 — November 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1995, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2005. The Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Massachusetts Municipal Debt Funds Average is comprised of the Fund’s peer group of mutual funds (53 funds as of November 30, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         11

Schedule of Investments (November 30, 2005)

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.5%
Education — 16.9%
$1,000,000	AAA	Massachusetts School Building Authority, Dedicated Sales Tax Revenue, Series A, FSA-Insured, 5.000% due 8/15/30	$1,038,070
		Massachusetts State DFA Revenue:
1,000,000	AA	Applewild School Issue, Radian-Insured, 5.750% due 8/1/29	1,064,220
1,105,000	AA	Assumption College, Series A, Radian-Insured, 5.750% due 3/1/20	1,187,632
1,000,000	AAA	Boston University, Series T-1, AMBAC-Insured, 5.000% due 10/1/35	1,028,870
1,000,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/31	1,062,330
1,000,000	AAA	Western New England College, AMBAC-Insured, 5.250% due 7/1/20	1,091,280
1,070,000	Aaa(a)	Williston Northampton School Project, XLCA-Insured, 5.000% due 10/1/25	1,118,086
2,500,000	AAA	Massachusetts State HEFA Revenue, University of Massachusetts Project, Series C, MBIA-Insured, 5.250% due 10/1/31 (b)	2,649,600
665,000	A	University of Virgin Islands, Refunding & Improvement, Series A, ACA-Insured, 6.000% due 12/1/19	721,857

		Total Education	10,961,945

Escrowed to Maturity (c) — 7.0%
1,750,000	AAA	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (d)	1,949,605
1,895,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (b)	2,616,502

		Total Escrowed to Maturity	4,566,107

Finance — 1.6%
1,000,000	NR	Virgin Islands Public Finance Authority Revenue, Series E, Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13	1,051,580

General Obligation — 5.8%
1,000,000	NR	Northern Mariana Islands Commonwealth, GO, Series A, 7.375% due 6/1/30	1,072,450
1,000,000	Aaa(a)	Quaboag, MA, Regional School District, GO, State Qualified, FSA-Insured, State Aid Withholding, 5.500% due 6/1/20	1,077,130
1,500,000	AAA	Westwood, MA, GO, MBIA-Insured, 5.375% due 6/1/17 (b)	1,632,330

		Total General Obligation	3,781,910

Hospitals — 17.1%
1,000,000	AAA	Massachusetts State DFA Revenue, VOA Concord, Series A, GNMA-Collateralized, 6.900% due 10/20/41	1,134,140
		Massachusetts State HEFA Revenue:
		Berkshire Health Systems, Series E:
1,000,000	BBB+	6.250% due 10/1/31	1,062,080
750,000	AA	Radian-Insured, 5.700% due 10/1/25	814,223
2,000,000	BBB	Caritas Christi Obligation, Series B, 6.750% due 7/1/16 (b)	2,233,360
500,000	AAA	CARS Medical Center of Central Massachusetts, Series B, AMBAC-Insured, Variable Rate INFLOS, 9.870% due 6/23/22 (e)	565,370

See Notes to Financial Statements.

12          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Schedule of Investments (November 30, 2005) (continued)

Face Amount	Rating‡	Security	Value

Hospitals — 17.1% (continued)
		Covenant Healthcare System:
$1,000,000	A	6.500% due 7/1/17	$1,113,390
750,000	A	6.000% due 7/1/31	806,205
1,000,000	BBB-	Milford-Whitinsville Hospital, Series D, 6.350% due 7/15/32	1,059,860
1,500,000	BBB	University of Massachusetts Memorial Health Care Inc., Series C, 6.625% due 7/1/32	1,599,945
700,000	AAA	Valley Regional Health Systems, Series C, CONNIE LEE-Insured, 7.000% due 7/1/06	714,420

		Total Hospitals	11,102,993

Housing: Multi-Family — 2.7%
		Framingham, MA, Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA-Collateralized:
400,000	AAA	6.200% due 2/20/21	442,840
1,200,000	AAA	6.350% due 2/20/32	1,324,896

		Total Housing: Multi-Family	1,767,736

Industrial Development — 3.1%
955,000	NR	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (f)	959,240
1,000,000	AA	Massachusetts State DFA Revenue, May Institute Issue Inc., Radian-Insured, 5.750% due 9/1/29	1,056,240

		Total Industrial Development	2,015,480

Life Care Systems — 5.9%
		Massachusetts State DFA Revenue:
1,300,000	BBB-	First Mortgage, Edgecombe Project, Series A, 6.750% due 7/1/26	1,392,339
1,000,000	AAA	Neville Community, Series A, GNMA-Collateralized, 6.000% due 6/20/44	1,098,180
1,225,000	AAA	Massachusetts State IFA Revenue, Refunding Bonds , Chelsea Jewish Nursing Home, Series A, FHA-Insured, 6.500% due 8/1/37	1,327,324

		Total Life Care Systems	3,817,843

Miscellaneous — 1.7%
1,000,000	A	Massachusetts State DFA Revenue, Massachusetts Biomedical Research Corp., Series C, 6.250% due 8/1/20	1,093,600

Pre-Refunded (g) — 24.1%
880,000	AAA	Boston, MA, IDA Financing Revenue, Refunding, North End Community, Series A, FHA-Insured, Call 8/1/07 @ 105, 6.450% due 8/1/37	953,814
		Massachusetts State:
		Consolidated Loan:
2,750,000	AAA	Series C, MBIA-Insured, Call 10/1/10 @ 100, 5.250% due 10/1/20 (b)	2,945,305
1,915,000	AAA	Series D, MBIA-Insured, Call 8/1/12 @ 100, 5.375% due 8/1/22 (b)	2,093,153
1,500,000	AAA	RITES, Series PA 964-R, MBIA-Insured, Call 7/1/10 @ 102, 9.747% due 11/1/09 (b)(e)(h)	1,784,010
1,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30	1,213,360

See Notes to Financial Statements.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         13

Schedule of Investments (November 30, 2005) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (g) — 24.1% (continued)
		Massachusetts State HEFA Revenue:
$1,500,000	BBB+(i)	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30	$1,693,635
750,000	Aa2(a)	Youville House Inc., Industrial Project, Series A, FHA-Insured, Call 2/15/07 @ 102, 6.050% due 2/15/29	789,255
1,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/22	1,069,620
85,000	AAA	Massachusetts State, GO, Consolidated Loan, Series D, MBIA-Insured, Call 8/1/12 @ 100, 5.375% due 8/1/22	92,908
735,000	BBB	Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series D, Call 7/1/12 @ 100, 5.375% due 7/1/33	804,876
1,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Senior, Series 2, AMBAC-Insured, Call 11/1/10 @ 100, 5.250% due 11/1/20	1,076,820
1,000,000	AAA	Westfield, MA, MBIA-Insured, Call 12/15/11 @ 101, 5.500% due 12/15/20	1,110,760

		Total Pre-Refunded	15,627,516

Public Facilities — 1.6%
1,000,000	AAA	Boston, MA, Convention Center Act, Special Obligation, Series A, AMBAC-Insured, 5.000% due 5/1/25	1,044,480

Transportation — 3.3%
2,000,000	AAA	Massachusetts State Port Authority Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/25 (b)	2,104,040

Utilities — 1.7%
1,000,000	A-	Massachusetts State DFA Revenue, Devens Electric Systems, 6.000% due 12/1/30	1,068,510

Water and Sewer — 5.0%
1,000,000	AA	Boston, MA, Water & Sewer Commission Revenue, Senior Series A, 5.000% due 11/1/24	1,048,280
		Massachusetts State Water Pollution Abatement Trust:
2,000,000	AAA	Pool Program, Series 9, 5.250% due 8/1/28 (b)	2,132,120
80,000	AAA	Series A, Unrefunded Balance, 6.375% due 2/1/15	80,455

		Total Water and Sewer	3,260,855

		TOTAL INVESTMENTS — 97.5% (Cost — $59,930,724#)	63,264,595
		Other Assets in Excess of Liabilities — 2.5%	1,645,018

		TOTAL NET ASSETS — 100.0%	$64,909,613

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Inverse floating rate security — coupon varies inversely with level of short-term tax-exempt interest rates.

See Notes to Financial Statements.

14          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Schedule of Investments (November 30, 2005) (continued)

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(g)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Underlying bond is Pre-Refunded with U.S. government obligations and U.S. government agency securities to 11/1/11, Call @ 100, 5.500% due 11/1/15.
(i)	Ratings by Fitch Ratings Service. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is $59,934,700.

Abbreviations used in this schedule:
ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
CARS	— Complimentary Auction Rate Securities
CONNIE LEE	— College Construction Loan Insurance Association
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IFA	— Industrial Finance Agency
INFLOS	— Inverse Floaters
MBIA	— Municipal Bond Investors Assurance Corporation
Radian	— Radian Assets Assurance
RITES	— Residual Interest Tax-Exempt Securities
XLCA	— XL Capital Assurance Inc.

See Notes to Financial Statements.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s’’) — Ratings from “AA’’ to “CCC’’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA’’ have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA’’ have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

— Bonds rated “A’’ have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB’’ are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB’’ “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s’’) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa’’ to “Caa,’’ where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa’’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.’’ Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa’’ are judged to be of high quality by all standards. Together with the “Aaa’’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A’’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa’’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B

— Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such Issues are often in default or have other marked short-comings.

16          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         17

Statement of Assets and Liabilities (November 30, 2005)

ASSETS:
Investments, at value (Cost — $59,930,724)	$63,264,595
Cash	439,823
Interest receivable	1,213,815
Receivable for Fund shares sold	53,993
Receivable from broker — variation margin on open futures contracts	27,661
Prepaid expenses	2,806

Total Assets	65,002,693

LIABILITIES:
Administration fee payable	10,696
Investment advisory fee payable	9,332
Distribution fees payable	6,787
Trustees’ fees payable	5,612
Transfer agent fees payable	5,581
Accrued expenses	55,072

Total Liabilities	93,080

Total Net Assets	$64,909,613

NET ASSETS:
Par value (Note 6)	$5,117
Paid-in capital in excess of par value	65,366,049
Undistributed net investment income	37,292
Accumulated net realized loss on investments and futures contracts	(3,855,958)
Net unrealized appreciation on investments and futures contracts	3,357,113

Total Net Assets	$64,909,613

Shares Outstanding:
Class A	3,682,068

Class B	1,094,052

Class C	341,331

Net Asset Value:
Class A (and redemption price)	$12.69

Class B *	$12.68

Class C *	$12.67

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$13.22

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Statement of Operations (For the year ended November 30, 2005)

INVESTMENT INCOME:
Interest	$3,544,522

EXPENSES:
Distribution fees (Notes 2 and 4)	203,501
Investment advisory fee (Note 2)	198,904
Administration fees (Note 2)	132,602
Shareholder reports (Note 4)	52,284
Legal fees	49,883
Custody fees	27,244
Transfer agent fees (Notes 2 and 4)	22,850
Audit and tax	15,704
Registration fees	8,837
Trustees’ fees	3,793
Insurance	2,304
Miscellaneous expenses	3,611

Total Expenses	721,517
Less: Investment advisory fee waiver (Note 2)	(35,250)

Net Expenses	686,267

Net Investment Income	2,858,255

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	38,750
Futures contracts	(1,077,240)

Net Realized Loss	(1,038,490)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(575,300)
Futures contracts	332,617

Change in Net Unrealized Appreciation/Depreciation	(242,683)

Net Loss on Investments and Futures Contracts	(1,281,173)

Increase in Net Assets From Operations	$1,577,082

See Notes to Financial Statements.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         19

Statements of Changes in Net Assets (For the years ended November 30,)

	2005	2004
OPERATIONS:
Net investment income	$2,858,255	$3,244,477
Net realized loss	(1,038,490)	(1,198,283)
Change in net unrealized appreciation/depreciation	(242,683)	18,325

Increase in Net Assets From Operations	1,577,082	2,064,519

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1 AND 5):
Net investment income	(2,816,306)	(3,223,441)
In excess of net investment income	—	(37,581)

Decrease in Net Assets From Distributions to Shareholders	(2,816,306)	(3,261,022)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	8,901,326	6,701,224
Reinvestment of distributions	1,524,667	1,726,000
Cost of shares repurchased	(14,117,527)	(14,805,945)

Decrease in Net Assets From Fund Share Transactions	(3,691,534)	(6,378,721)

Decrease in Net Assets	(4,930,758)	(7,575,224)
NET ASSETS:
Beginning of year	69,840,371	77,415,595

End of year*	$64,909,613	$69,840,371

* Includes undistributed net investment income of:	$37,292	$1,531

See Notes to Financial Statements.

20          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.93		$13.13	$13.01	$12.93	$12.35

Income (Loss) From Operations:
Net investment income	0.58		0.60	0.64	0.66 (2)	0.67
Net realized and unrealized gain (loss)	(0.25)		(0.20)	0.12	0.09 (2)	0.57

Total Income From Operations	0.33		0.40	0.76	0.75	1.24

Less Distributions From:
Net investment income	(0.57)		(0.59)	(0.64)	(0.67)	(0.66)
In excess of net investment income	—		(0.01)	—	—	—

Total Distributions	(0.57)		(0.60)	(0.64)	(0.67)	(0.66)

Net Asset Value, End of Year	$12.69		$12.93	$13.13	$13.01	$12.93

Total Return(3)	2.58%		3.11%	5.96%	5.96%	10.25%

Net Assets, End of Year (000s)	$46,714		$47,307	$50,937	$46,656	$43,766

Ratios to Average Net Assets:
Gross expenses	0.91%		0.87%	0.85%	0.85%	0.84%
Net expenses	0.85	(4)(5)	0.86 (4)	0.85	0.85	0.84
Net investment income	4.49		4.56	4.84	5.11 (2)	5.19

Portfolio Turnover Rate	12%		21%	19%	51%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have been 5.10%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser voluntarily waived a portion of its fees.
(5)	Effective August 1, 2005, the adviser will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.92		$13.13	$13.00	$12.92	$12.35

Income (Loss) From Operations:
Net investment income	0.50		0.52	0.56	0.59 (2)	0.58
Net realized and unrealized gain (loss)	(0.25)		(0.20)	0.14	0.09 (2)	0.58

Total Income From Operations	0.25		0.32	0.70	0.68	1.16

Less Distributions From:
Net investment income	(0.49)		(0.52)	(0.57)	(0.60)	(0.59)
In excess of net investment income	—		(0.01)	—	—	—

Total Distributions	(0.49)		(0.53)	(0.57)	(0.60)	(0.59)

Net Asset Value, End of Year	$12.68		$12.92	$13.13	$13.00	$12.92

Total Return(3)	2.00%		2.48%	5.48%	5.41%	9.58%

Net Assets, End of Year (000s)	$13,873		$17,618	$21,168	$21,750	$22,162

Ratios to Average Net Assets:
Gross expenses	1.49%		1.40%	1.39%	1.33%	1.42%
Net expenses	1.44	(4)(5)	1.39 (4)	1.39	1.33	1.42
Net investment income	3.90		4.03	4.30	4.59 (2)	4.61

Portfolio Turnover Rate	12%		21%	19%	51%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without adoption of the change, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have been 4.58%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser voluntarily waived a portion of its fees.
(5)	Effective August 1, 2005, the adviser will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

22          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)(2)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.91		$13.11	$12.99	$12.91	$12.33

Income (Loss) From Operations:
Net investment income	0.50		0.52	0.56	0.59 (3)	0.59
Net realized and unrealized gain (loss)	(0.25)		(0.20)	0.13	0.09 (3)	0.58

Total Income From Operations	0.25		0.32	0.69	0.68	1.17

Less Distributions From:
Net investment income	(0.49)		(0.51)	(0.57)	(0.60)	(0.59)
In excess of net investment income	—		(0.01)	—	—	—

Total Distributions	(0.49)		(0.52)	(0.57)	(0.60)	(0.59)

Net Asset Value, End of Year	$12.67		$12.91	$13.11	$12.99	$12.91

Total Return(4)	1.97%		2.50%	5.37%	5.36%	9.63%

Net Assets, End of Year (000s)	$4,323		$4,915	$5,311	$6,007	$4,336

Ratios to Average Net Assets:
Gross expenses	1.52%		1.46%	1.46%	1.40%	1.42%
Net expenses	1.47	(5)(6)	1.45 (5)	1.46	1.40	1.42
Net investment income	3.88		3.97	4.23	4.56 (3)	4.60

Portfolio Turnover Rate	12%		21%	19%	51%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have remained the same. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(5)	The investment adviser voluntarily waived a portion of its fees.
(6)	Effective August 1, 2005, the adviser will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         23

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Massachusetts Municipals Fund (the “Fund”), a Massachusetts business trust, is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

24          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain/loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(6,188)	$6,188

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

During the year ended November 30, 2005, SBFM voluntarily waived a portion of its advisory fee in the amount of $35,250.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         25

Notes to Financial Statements (continued)

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent and PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended November 30, 2005, the Fund paid transfer agent fees of $15,876 to CTB.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2005, CGM and its affiliates received sales charges of approximately $33,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$21,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of November 30, 2005, the Fund has accrued $5,612 as deferred compensation.

3.	Investments

During the year ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,941,475

Sales	12,640,019

26          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,514,474
Gross unrealized depreciation	(184,579)

Net unrealized appreciation	$3,329,895

At November 30, 2005, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U. S. Treasury Bonds	175	3/06	$19,628,711	$19,605,469	$23,242

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended November 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$68,933	$102,068	$32,500

For the year ended November 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$13,154	$8,239	$1,457

For the year ended November 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$27,732	$18,981	$5,571

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         27

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2005	Year Ended November 30, 2004
Net Investment Income
Class A	$2,036,703	$2,255,392
Class B	602,547	769,662
Class C*	177,056	198,387

Total	$2,816,306	$3,223,441

In Excess of Net Investment Income
Class A	$—	$25,403
Class B	—	9,506
Class C*	—	2,672

Total	$—	$37,581

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Shares of Beneficial Interest

At November 30, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	611,207	$7,822,845	401,003	$5,220,948
Shares issued on reinvestment	87,842	1,123,628	94,659	1,229,782
Shares repurchased	(677,102)	(8,683,145)	(714,711)	(9,277,360)

Net Increase (Decrease)	21,947	$263,328	(219,049)	$(2,826,630)

Class B
Shares sold	24,510	$315,208	59,722	$779,532
Shares issued on reinvestment	24,365	311,647	29,505	383,268
Shares repurchased	(318,236)	(4,077,311)	(338,476)	(4,398,950)

Net Decrease	(269,361)	$(3,450,456)	(249,249)	$(3,236,150)

Class C*
Shares sold	59,506	$763,273	53,704	$700,744
Shares issued on reinvestment	6,995	89,392	8,704	112,950
Shares repurchased	(106,019)	(1,357,071)	(86,596)	(1,129,635)

Net Decrease	(39,518)	$(504,406)	(24,188)	$(315,941)

*	On April 29, 2004, Class L shares were renamed as Class C shares.

28          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30 was as follows:

	2005	2004
Distributions paid from:
Tax-Exempt Income	$2,816,306	$3,211,996
Ordinary Income	—	49,026

Total Distributions Paid	$2,816,306	$3,261,022

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C
12/27/2005	12/30/2005	$0.0465	$0.0402	$0.0402

As of November 30, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income — net	$42,904
Capital loss carryforward*	(3,746,609)
Other book/tax temporary differences(a)	(110,985)
Unrealized appreciation(b)	3,353,137

Total accumulated losses — net	$(461,553)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
11/30/2007	$(18,409)
11/30/2008	(979,033)
11/30/2010	(343,455)
11/30/2011	(554,670)
11/30/2012	(1,206,214)
11/30/2013	(644,828)

$(3,746,609)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for discount on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

30          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8 above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         31

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment advisory services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion (unaudited).

The Fund’s Board has appointed the Fund’s current distributor, CGM, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will

32          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Notes to Financial Statements (continued)

continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Effective December 1, 2005, with respect to those Fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Massachusetts Municipals Fund as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Massachusetts Municipals Fund as of November 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 20, 2006

34          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

At separate meetings of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which SBFM (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of CAM and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “Massachusetts municipal debt funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for the one-, five- and ten-year periods and, in fact, its performance ranked in the 1st quintile of the Performance Universe for the five-year period ended March 31, 2005. The Fund performed below the median for the three-year period ended March 31, 2005. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be

36          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

competitive compared to the Lipper category average during the second quarter. Representatives of the Manager noted that there was a change in the reporting structure of the portfolio management team, which was intended to improve the Fund’s performance over time. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of eight retail front-end load funds (including the Fund) classified as “Massachusetts municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

After discussions with the Board members, the Manager offered to voluntarily waive a portion of its management fee and/or reimburse certain Fund expenses, resulting in a total expense ratio that would be lower than the total expense ratios of the other funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with additional breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow more so than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

38          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

40          Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         41

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Massachusetts Municipals Fund (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling the Fund’s transfer agent, PFPC, at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1988	Professor, Harvard Business School	49	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1994	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1994	Chairman of the Board of The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1987	Attorney	55	None

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1994	Chief Executive Officer of Performance Learning Systems	27	None

42         Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	None
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Officers:
Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (From 2002 to 2004)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM (since 2005); Director of CAM (since 2000); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa of CAM (from 1999 to 2000); Chief Compliance Officer of SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A
Steven Frank CAM 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

44         Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Officers:
Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer Secretary	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         45

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	2,760,539.969	36,860.273	69,050.216	126,478.000

Election of Trustees(1) Nominees:
Dwight B. Crane	2,943,609.341	49,319.117	0.000	0.000
Burt N. Dorsett	2,951,349.279	41,579.179	0.000	0.000
Elliot S. Jaffe	2,954,915.951	38,012.507	0.000	0.000
Stephen E. Kaufman	2,949,724.820	43,203.638	0.000	0.000
Cornelius C. Rose, Jr.	2,951,349.279	41,579.179	0.000	0.000
R. Jay Gerken	2,954,915.951	38,012.507	0.000	0.000

(1)	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

46         Smith Barney Massachusetts Municipals Fund 2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended November 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Smith Barney Massachusetts Municipals Fund 2005 Annual Report         47

Smith Barney

Massachusetts Municipals Fund

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Peter M. Coffey

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and
Chief Compliance Officer

Steven Frank

Controller

OFFICERS (continued)

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of shareholders of Smith Barney Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investors Services, LLC

Member NASD, SIPC

FD0302 1/06	05-9495

Smith Barney

Massachusetts Municipals Fund

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2004 and November 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,500 in 2004 and $13,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Massachusetts Municipals Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,200 in 2004 and $2,200 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Massachusetts Municipals Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Massachusetts Municipals Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Massachusetts Municipals Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Massachusetts Municipals Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Massachusetts Municipals Fund during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Massachusetts Municipals Fund’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Massachusetts Municipals Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Massachusetts Municipals Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Massachusetts Municipals Fund

Date:	February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Massachusetts Municipals Fund

Date:	February 9, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Massachusetts Municipals Fund

Date:	February 9, 2006